Exhibit 10.2

FORM OF
RESTRICTED STOCK GRANT NOTICE
UNDER THE
COREPOINT LODGING Inc.
2018 OMNIBUS INCENTIVE PLAN
(Time-Based Vesting Award)

CorePoint Lodging Inc. (the “Company”), pursuant to its 2018 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of shares of Restricted Stock set forth below.  The shares of Restricted Stock are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]
Vesting Commencement Date:	[●]

Number of Shares of

Restricted Stock:	[Insert No. of Shares of Restricted Stock Granted]

Vesting Schedule:	Provided the Participant has not undergone a Termination at the time of each applicable vesting date (or event):
•	One-third (1/3) of the Restricted Stock will vest on the Vesting Commencement Date;
•	One-third (1/3) of the Restricted Stock will vest on the first anniversary of the Vesting Commencement Date; and
•	One-third (1/3) of the Restricted Stock will vest on the second anniversary of the Vesting Commencement Date;

provided, however, that in the event that (i) the Participant undergoes a Termination as a result of such Participant’s death or Disability, or (ii) on or following a Change in Control, such Participant undergoes a Termination by the Service Recipient without Cause, or by such Participant for Good Reason, such Participant shall fully vest in such Participant’s Restricted Stock; and

provided, further, that in the event that prior to a Change in Control the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason, such Participant shall vest with respect to the one-third of the Restricted Stock that would have vested on the next scheduled vesting date.

Additional Terms:
•	You must notify us immediately if you are making an Internal Revenue Code Section 83(b) Election, and you must send us a copy of the same.
•

For purposes hereof, prior to the finding of the existence of Cause under clauses (ii)(A), (B) and (D) of the definition thereof, the Company must provide (x) the Participant written notice setting forth the alleged Cause event and (y) such Participant not less than ten (10) days to fully cure such alleged Cause event.

•

“Good Reason” shall, in the case of any Participant who is party to an agreement between the Participant and the Company that contains a definition of “Good Reason”, mean and refer to the definition set forth in such agreement, and in the case of any other Participant, “Good Reason” shall mean: (A) a diminution in Participant’s base salary or material diminution in Participant’s annual bonus opportunity; (B) any material diminution in Participant’s authority, duties or responsibilities; or (C) the relocation of Participant’s principal work location by more than fifty (50) miles; provided that none of these events shall constitute Good Reason unless the Company fails to cure such event within thirty (30) days after receipt from Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the sixtieth (60[t]h) day following the later of its occurrence or Participant’s knowledge thereof, unless Participant has given the Company’s written notice thereof prior to such date.  Notwithstanding anything herein to the contrary, for purposes of the last proviso of the immediately foregoing sentence, a series of related events shall be deemed to have occurred on the date upon which the last event in such series of related events has occurred.

•

To the extent any Participant is party to an agreement between the Participant and the Company that contains language governing the treatment of equity in connection with a Change in Control, this Restricted Stock Grant Notice shall govern and control regarding the treatment of such Participant’s equity in connection with such Change in Control.

***

COREPOINT LODGING Inc.

________________________________
By: Mark M. Chloupek
Title: General Counsel

[Signature Page to Time-Based Restricted Stock Award]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF SHARES OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN.1

Participant

________________________________

[1]

To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereto.

[Signature Page to Time-Based Restricted Stock Award]

RESTRICTED STOCK AGREEMENT
UNDER THE
COREPOINT LODGING Inc.
2018 OMNIBUS INCENTIVE PLAN

Pursuant to the Restricted Stock Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Agreement (this “Restricted Stock Agreement”) and the CorePoint Lodging Inc. 2018 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), CorePoint Lodging Inc. (the “Company”) and the Participant agree as follows.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Shares of Restricted Stock.  Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of shares of Restricted Stock provided in the Grant Notice.  The Company may make one or more additional grants of shares of Restricted Stock to the Participant under this Restricted Stock Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Restricted Stock Agreement to the extent provided therein.  The Company reserves all rights with respect to the granting of additional shares of Restricted Stock hereunder and makes no implied promise to grant additional shares of Restricted Stock.

2. Vesting.  Subject to the conditions contained herein and in the Plan, the shares of Restricted Stock shall vest and the restrictions on such shares of Restricted Stock shall lapse as provided in the Grant Notice.  With respect to any share of Restricted Stock, the period of time that such share of Restricted Stock remains subject to vesting shall be its Restricted Period.

3. Issuance of Shares of Restricted Stock.  The provisions of Section 8(d)(i) of the Plan are incorporated herein by reference and made a part hereof.

4. Treatment of Shares of Restricted Stock Upon Termination.  Unless otherwise provided by the Committee, in the event of the Participant’s Termination for any reason:

(a) all vesting with respect to the Restricted Stock shall cease (after taking into account any vesting of Restricted Stock as set forth in the Grant Notice); and

(b) the unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

5. Company; Participant.

(a) The term “Company” as used in this Restricted Stock Agreement with reference to employment shall include the Company and its subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Restricted Stock Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the shares of Restricted Stock may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

6. Non-Transferability.  The shares of Restricted Stock are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan.  Except as otherwise provided herein, no assignment or transfer of the shares of Restricted Stock, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the shares of Restricted Stock shall terminate and become of no further effect.

7. Rights as Stockholder; Legend. The provisions of Sections 8(b) and 8(e) of the Plan are incorporated herein by reference and made a part hereof.

8. Tax Withholding.  The provisions of Section 14(d) of the Plan are incorporated herein by reference and made a part hereof.

9. Dividends.  During the Restricted Period, shares of Restricted Stock, whether vested or unvested, shall be entitled to receive dividends (upon the payment by the Company of dividends on shares of Common Stock), which dividends shall be payable at the same time and in the same form as the Company pays dividends on shares of Common Stock.

10. Notice. Every notice or other communication relating to this Restricted Stock Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company General Counsel, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records.  Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

11. No Right to Continued Service.  This Restricted Stock Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.

12. Binding Effect.  This Restricted Stock Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

13. Waiver and Amendments.  Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee.  No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

14. Governing Law.  This Restricted Stock Agreement shall be construed and interpreted in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of law thereof.  Notwithstanding anything contained in this Restricted Stock Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Maryland.

15. Plan.  The terms and provisions of the Plan are incorporated herein by reference.  In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Agreement, the Plan shall govern and control.